UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ]Definitive Proxy Statement

[X]Definitive Additional Materials

[   ] Soliciting Material Pursuant to §240.14a-12

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET FUNDS, INC.

LEGG MASON PARTNERS INSTITUTIONAL TRUST

LEGG MASON PARTNERS MONEY MARKET TRUST

LEGG MASON PARTNERS PREMIUM MONEY MARKET TRUST

MASTER PORTFOLIO TRUST

LEGG MASON PARTNERS VARIABLE INCOME TRUST

(Name of Registrant(s) as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]         No fee required.

[   ]         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

              1)    Title of each class of securities to which transaction applies:

2)Aggregate number of securities to which transaction applies:

3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)Proposed maximum aggregate value of transaction:

5)Total fee paid:

[  ]          Fee paid previously with preliminary materials.

[  ]          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)    Amount Previously Paid:

        2)Form, Schedule or Registration Statement No.:

         3)    Filing Party:

         4)    Date Filed:

THIS DOCUMENT DOES NOT CONSTITUTE A SOLICITATION OF ANY VOTE OR APPROVAL. THE LEGG MASON"SPONSORED FUNDS HAVE FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION AND HAVE MAILED TO SHAREHOLDERS OF RECORD DEFINITIVE PROXY STATEMENTS. THE PROXY STATEMENTS CONTAIN IMPORTANT INFORMATION ABOUT THE FUNDS AND MATTERS RELATED TO THE PROPOSALS. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENTS CAREFULLY.

Information regarding Franklin Templeton/Legg Mason Change of Control Definitive Proxy Statements for Legg Mason U.S. Funds Listed on Schedule A (the "Funds")

June 26, 2020

Franklin Templeton/Legg Mason Transaction

Q. What is happening with Legg Mason?

A:In February 2020, Legg Mason entered into a definitive agreement (the "Transaction Agreement") with Franklin Templeton, under which Franklin Templeton will acquire Legg Mason (the "Transaction").

The Transaction is subject to approval by Legg Mason's shareholders and customary closing conditions, including receipt of regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the Transaction is expected to close in the third quarter of 2020.

As part of the Transaction, Franklin Templeton will maintain the investment autonomy of the Legg Mason affiliates that manage the investments of the Funds, including Brandywine Global, Clarion Partners, ClearBridge, ClearBridge RARE, Martin Currie, QS Investors, Royce Investment Partners, and Western Asset.

Regulatory Requirements for Legg Mason Funds

Q. Why are Fund shareholders being asked to approve new management agreements and new subadvisory agreements?

A:Legg Mason is the parent company of the investment managers and the subadvisers for the Funds. Upon completion of the Transaction, the Funds' investment managers and the subadvisers will become subsidiaries of Franklin Templeton.

The Transaction will result in what is commonly called a "change of control" of Legg Mason. This will cause the Funds' current management agreements and subadvisory agreements to terminate. Shareholders of the Funds are being asked to approve new management agreements and new subadvisory agreement(s). If approved by shareholders, each new agreement will take effect when the manager or applicable subadviser becomes a subsidiary of Franklin Templeton.

The Transaction will not be completed unless certain conditions are met. One of these conditions is advisory clients of Legg Mason investment affiliates representing a specified percentage of Legg Mason revenue consent to the continuation of their advisory relationships at close. This includes Legg Mason Funds whose shareholders have approved new management agreements.

Information About the New Management Agreements and Subadvisory Agreements

Q. How do the new management and subadvisory agreements differ from the current agreements?

A:The new agreements will be identical to the current agreements, except for the dates of execution, effectiveness and termination.

Q. Will the Funds' contractual management fee rates go up?

A:No. The sale of Legg Mason will not result in any changes to the contractual management fee rates charged to the Funds, nor will the sale cause expense waiver and reimbursement arrangements to change.

Q. Will the new management and subadvisory agreements result in any changes in the portfolio management, investment objective or investment strategy of the Funds?

A:No. The new agreements are not expected to result in any changes to the portfolio managers of the Funds or to a Fund's investment objective or investment strategy.

Information About Other Service Providers

Q. Will there be changes to a Fund's custodian or other service providers as a result of the sale of Legg Mason?

A:No. There are not expected to be any changes to a Fund's custodian or other service providers as a result of the Transaction.

Q. Will Legg Mason Investor Services, LLC (LMIS) continue to serve as the principal underwriter for each Open"End Fund following the consummation of the Transaction?

A:LMIS is expected to continue to serve as the principal underwriter for each Open"End Fund following the consummation of the Transaction. LMIS also serves as a service agent of the Funds and is expected to continue to provide such services following the consummation of the Transaction.

Potential Benefits to Shareholders of the Funds as a Result of the Transaction

Q. How could the sale of Legg Mason potentially benefit shareholders of the Funds?

A:Following the sale, Legg Mason and its affiliates will be part of an organization with greater scale, broader distribution capabilities and new opportunities to grow. Approval of the new management and subadvisory agreements will provide continuity of the investment program shareholders of the Funds selected through their investment in the Funds and allow the Funds' operations to continue uninterrupted after the sale.

Additional Information About the Current Agreements and the New Agreements

Q. What happens if new management and new subadvisory agreements are not approved for a Fund?

A:The Board of each Fund has approved interim management and subadvisory agreements to provide for maximum flexibility for each Fund's future. The terms of the interim agreements are identical to those of the current agreements except for term and escrow provisions required by applicable law. If shareholders of a Fund do not approve a new management agreement, or a new subadvisory agreement or agreements, and the sale of Legg Mason to Franklin Templeton occurs, the Fund's current agreements will terminate, and the manager or subadviser will not be able to provide services to the Fund. If this should happen, the Board of the Fund will implement the interim management or subadvisory agreements for a period of no more than 150 days in order to determine appropriate action, which could include continuing to solicit approval of new management or subadvisory agreements.

Q. What will happen if the Transaction is not consummated?

A:If the Transaction is not consummated, the investment manager and subadviser(s) to each Fund will continue to serve their respective Funds pursuant to the terms of the current management and subadvisory agreements.

Information About the Shareholder Proxy Process

Q. How does each Fund's Board of Trustees/Directors recommend that shareholders vote?

A:After careful consideration, each Fund's Board recommends that shareholders vote FOR each proposal applicable to their Fund.

Q. How can shareholders vote their shares?

A:Shareholders can vote their shares in one of four ways:

∙By telephone: Call the toll"free number printed on the proxy card(s) that was mailed to them and follow the instructions.

∙By Internet: Access the website address printed on the proxy card(s) that was mailed to them and follow the directions on the website.

∙By mail: Complete, sign and date the proxy card(s) that was mailed to them and return in the self"addressed, postage"paid envelope.

∙At the meeting: Shareholders can vote their shares at the meeting scheduled on the date and time noted in the proxy statement and on the proxy card(s) mailed to them.

Q.When and where are the shareholder meetings scheduled to be held?

A:Due to the public health impact of the coronavirus (COVID"19) pandemic, each Fund's special meeting of shareholders will be held in a virtual format only. Each of these meetings will be accessible solely by means of remote communication. The date and time of each meeting is included in each Fund's proxy statement and on the proxy card(s) previously mailed to shareholders.

Information about changes to meeting locations, dates and times can be found below under "UPDATES TO SHAREHOLDER MEETING LOCATIONS, DATES AND TIMES." Press releases announcing changes to meeting locations, dates and times can be found at http://www.leggmason.com/virtualproxyfundsmeeting. An announcement of any change will also be filed with the U.S. Securities and Exchange Commission via its EDGAR system.

We encourage shareholders to visit http://www.leggmason.com/virtualproxyfundsmeeting before their Fund's special meeting if they plan to attend the meeting.

UPDATES TO SHAREHOLDER MEETING LOCATIONS, DATES AND TIMES

EACH OF THE PRESS RELEASES DESCRIBED BELOW CAN BE FOUND AT:

http://www.leggmason.com/virtualproxyfundsmeeting

On June 26, 2020, press releases were issued for each of the Funds listed in Schedule A – Proxy Statement 1, Proxy Statement 2, Proxy Statement 3 and Proxy Statement 5 announcing that due to the public health impact of COVID"19, the location of these Funds' special meetings of shareholders will be held in a virtual meeting format only. Each of these special meetings of shareholders will be accessible solely by means of remote communication. As previously announced, the meetings will be held on July 14, 2020 at the time indicated in the proxy statements and on the proxy card(s) previously mailed to shareholders. Information about how a shareholder may attend their Fund's meeting is contained in the press releases.

*

On June 12, 2020, a press release was issued for BrandywineGLOBAL— Global Income Opportunities Fund Inc. (BWG) announcing that the Fund's special meeting of shareholders originally scheduled for June 5, 2020 at 9:00 a.m. (Eastern Time) and subsequently postponed to June 16, 2020 at 10:00 a.m. (Eastern Time) has been postponed to July 6, 2020 at 9:00 a.m. (Eastern Time). As previously announced, the Fund's special meeting of shareholders will be accessible solely by means of remote communication.

*

On June 8, 2020, press releases for the Funds listed below were issued to announce an adjournment of each Fund's special meeting of shareholders. Each Fund's special meeting of shareholders, originally scheduled to be held on June 5, 2020 at 9:00 a.m. (Eastern Time), has been adjourned to July 6, 2020 at 11:00 a.m. (Eastern Time). As previously announced, each Fund's special meeting of shareholders will be accessible solely by means of remote communication.

ClearBridge MLP and Midstream Fund Inc. (CEM)

ClearBridge Energy Midstream Opportunity Fund Inc. (EMO)

ClearBridge MLP and Midstream Total Return Fund Inc. (CTR)

LMP Capital and Income Fund Inc. (SCD)

Western Asset Global Corporate Defined Opportunity Fund Inc. (GDO)

Western Asset High Yield Defined Opportunity Fund Inc. (HYI)

Western Asset Investment Grade Defined Opportunity Trust Inc. (IGI)

*

On June 4, 2020, press releases for the Funds listed below were issued to announce a postponement of each Fund's special meeting of shareholders. Each Fund's special meeting of shareholders, originally scheduled to be held on June 5, 2020 at 9:00 a.m. (Eastern Time), has been postponed to the date and time noted below. As previously announced, each Fund's special meeting of shareholders will be accessible solely by means of remote communication.

New Meeting Date: June 16, 2020 at 10 a.m. (Eastern Time)

BrandywineGLOBAL— Global Income Opportunities Fund Inc. (BWG)

New Meeting Date: July 6, 2020 at 9:00 a.m. (Eastern Time):

Western Asset Corporate Loan Fund Inc. (TLI)

Western Asset Global High Income Fund Inc. (EHI)

Western Asset High Income Fund II Inc. (HIX)

Western Asset High Income Opportunity Fund Inc. (HIO)

Western Asset Variable Rate Strategic Fund Inc. (GFY)

New Meeting Date and Time: July 6, 2020 at 11:00 a.m. (Eastern Time):

Western Asset Managed Municipals Fund Inc. (MMU)

Western Asset Middle Market Debt Fund Inc. (XWAMX)

Western Asset Middle Market Income Fund Inc. (XWMFX)

Western Asset Mortgage Opportunity Fund Inc. (DMO)

Western Asset Municipal Defined Opportunity Trust Inc. (MTT)

Western Asset Municipal High Income Fund Inc. (MHF)

Western Asset Municipal Partners Fund Inc. (MNP)

*

On May 27, 2020, a press release was issued for Western Asset Investment Grade Income Fund Inc. (PAI) announcing that due to the public health impact of COVID"19, the location of the Fund's special meeting of shareholders will be held in a virtual format only. The Fund's special meeting of shareholders will be accessible solely by means of remote communication. As previously announced, the meeting will be held on June 12, 2020 at 9:00 a.m. (Eastern Time). Information about how a shareholder may attend the Fund's meeting is contained in the press release.

*

On May 22, 2020, press releases were issued for the closed"end Funds listed in Schedule A – Proxy Statement 4 announcing that due to the public health impact of COVID"19, the location of these Funds' special meetings of shareholders will be held in a virtual meeting format only. Each of these special meetings of shareholders will be accessible solely by means of remote communication. As previously announced, the meetings will be held on June 5, 2020 at 9:00 a.m. (Eastern Time). Information about how a shareholder may attend their Fund's meeting is contained in the press releases.

Q: Why might a shareholder receive more than one proxy card?

A:If a shareholder owns shares in more than one Fund as of the Record Date, they may receive more than one proxy card. Even if a shareholder plans to attend the meeting, the proxy statement asks that they please sign, date and return EACH proxy card they received. If they provide voting instructions by telephone or over the Internet, shareholders are asked to please vote on the proposals with respect to EACH Fund they own.

Certain closed"end funds have investors that have sent solicitations in opposition to the proposals to approve new management and subadvisory agreements. These closed"end funds request that shareholders not sign or return or vote on any color proxy cards other than the WHITE proxy card that was mailed to shareholders with the proxy statement.

Q. Who can shareholders call if they have questions?

A:They may call the proxy solicitor, Computershare, regardless of whether they hold shares directly with a particular fund or through their brokerage account, at 866"963"5819.

Q. What can shareholders do if they have lost their proxy card(s)?

A:Shareholders who have lost their proxy cards may call the proxy solicitor, Computershare, for assistance at 866"963"5819.

Q. Are the Funds paying for the proxy statements?

A:No. All costs of the proxy and the shareholder meetings, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statements, will be borne by Legg Mason.

***

Please see Schedule A for a list of proxy statements, record dates and scheduled shareholder meeting dates.

Shareholders of record at the close of business on the dates specified in Schedule A with respect to each fund are entitled to vote at the meetings.

Schedule A

Proxy Statement 1

Record date for all funds: April 1, 2020

Shareholder meeting date and time for all funds: Scheduled for July 14, 2020 at 11:00 a.m. (Eastern time)

Legg Mason Partners Equity Trust	Legg Mason Partners Variable Equity Trust
ClearBridge Aggressive Growth Fund	ClearBridge Variable Aggressive Growth Portfolio
ClearBridge All Cap Value	ClearBridge Variable Appreciation Portfolio
ClearBridge Appreciation Fund	ClearBridge Variable Dividend Strategy Portfolio
ClearBridge Dividend Strategy Fund	ClearBridge Variable Large Cap Growth Portfolio
ClearBridge International Small Cap Fund	ClearBridge Variable Large Cap Value Portfolio
ClearBridge International Value Fund	ClearBridge Variable Mid Cap Portfolio
ClearBridge Large Cap Growth Fund	ClearBridge Variable Small Cap Growth Portfolio
ClearBridge Large Cap Value Fund	QS Legg Mason Dynamic Multi"Strategy VIT
ClearBridge Mid Cap Fund	Portfolio
ClearBridge Mid Cap Growth Fund	QS Variable Conservative Growth
ClearBridge Select Fund	QS Variable Growth
ClearBridge Small Cap Growth Fund	QS Variable Moderate Growth
ClearBridge Small Cap Value Fund
ClearBridge Sustainability Leaders Fund
ClearBridge Tactical Dividend Income Fund
QS Conservative Growth Fund
QS Defensive Growth Fund
QS Global Dividend Fund
QS Global Equity Fund
QS Growth Fund
QS Moderate Growth Fund
QS S&P 500 Index Fund
QS U.S. Large Cap Equity Fund
Legg Mason ETF Investment Trust
ClearBridge All Cap Growth ETF
ClearBridge Dividend Strategy ESG ETF
ClearBridge Large Cap Growth ESG ETF
Legg Mason Global Infrastructure ETF
Legg Mason International Low Volatility High
Dividend ETF
Legg Mason Low Volatility High Dividend ETF
Legg Mason Small"Cap Quality Value ETF
Western Asset Short Duration Income ETF
Western Asset Total Return ETF
8

Proxy Statement 2

Record date for all funds: April 15, 2020

Shareholder meeting dates and times:

∙All funds except Western Asset Investment Grade Income Fund Inc. and Western Asset Premier Bond Fund: Scheduled for July 14, 2020 at 11:00 a.m. (Eastern time)

∙Western Asset Premier Bond Fund: Scheduled for July 14, 2020 at 9:00 a.m. (Eastern time)

∙Western Asset Investment Grade Income Fund Inc.: Scheduled for June 12, 2020 at 9:00 a.m. (Eastern time)

Legg Mason Partners Income Trust	Western Asset Funds, Inc.
Western Asset Adjustable Rate Income Fund (to	Western Asset Core Bond Fund
be renamed WesternAsset Ultra"Short Income	Western Asset Core Plus Bond Fund
Fund on or about April 22, 2020)	Western Asset High Yield Fund
Western Asset California Municipals Fund	Western Asset Inflation Indexed Plus Bond Fund
Western Asset Corporate Bond Fund	Western Asset Intermediate Bond Fund
Western Asset Emerging Markets Debt Fund	Western Asset Macro Opportunities Fund
Western Asset Global High Yield Bond Fund	Western Asset Total Return Unconstrained Fund
Western Asset Income Fund	Legg Mason Partners Institutional Trust
Western Asset Intermediate Maturity California
Municipals Fund
Western Asset Intermediate Maturity New York	Western Asset Institutional Government Reserves
Municipals Fund	Western Asset Institutional Liquid Reserves
Western Asset Intermediate"Term Municipals	Western Asset Institutional U.S. Treasury
Fund	Obligations Money Market
Western Asset Managed Municipals Fund	Fund
Western Asset Massachusetts Municipals Fund	Western Asset Institutional U.S. Treasury
Western Asset Mortgage Total Return Fund	Reserves
Western Asset Municipal High Income Fund	Western Asset Premier Institutional Government
Western Asset New Jersey Municipals Fund	Reserves
Western Asset New York Municipals Fund	Western Asset Premier Institutional Liquid
Western Asset Oregon Municipals Fund	Reserves
Western Asset Pennsylvania Municipals Fund	Western Asset Premier Institutional U.S. Treasury
Western Asset Short Duration High Income Fund	Reserves
Western Asset Short Duration Municipal Income	Western Asset Select Tax Free Reserves
Fund	Western Asset SMASh Series C Fund
Western Asset Short"Term Bond Fund	Western Asset SMASh Series EC Fund
Western Asset SMASh Series M Fund
Western Asset SMASh Series TF Fund
Legg Mason Partners Money Market Trust	Legg Mason Partners Premium Money Market
Western Asset Government Reserves	Trust

Western Asset New York Tax Free Money Market	Western Asset Premium Liquid Reserves
Fund	Western Asset Premium U.S. Treasury Reserves
9

Western Asset Prime Obligations Money Market

Fund

Western Asset Tax Free Reserves

Western Asset U.S. Treasury Reserves

Master Portfolio Trust	Legg Mason Partners Variable Income Trust
Government Portfolio	Western Asset Core Plus VIT Portfolio
Liquid Reserves Portfolio	Western Asset Variable Global High Yield Bond
Tax Free Reserves Portfolio	Portfolio
U.S. Treasury Obligations Portfolio
U.S. Treasury Reserves Portfolio
Closed"End Funds
Western Asset Investment
Grade Income Fund Inc.
Western Asset Premier Bond
Fund

Proxy Statement 3

Record date for all funds: April 1, 2020

Shareholder meeting date and time for all funds: Scheduled for July 14, 2020 at 11:00 a.m. (Eastern time)

Legg Mason Global Asset Management Trust

BrandywineGLOBAL — Alternative Credit Fund

BrandywineGLOBAL — Diversified US Large Cap Value Fund

BrandywineGLOBAL — Dynamic US Large Cap Value Fund

BrandywineGLOBAL — Global Flexible Income Fund

BrandywineGLOBAL — Global High Yield Fund

BrandywineGLOBAL — Global Opportunities Bond Fund

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)

BrandywineGLOBAL — Global Unconstrained Bond Fund

BrandywineGLOBAL — International Opportunities Bond Fund

ClearBridge International Growth Fund

ClearBridge Global Infrastructure Income Fund

ClearBridge Small Cap Fund

ClearBridge Value Trust

Martin Currie Emerging Markets Fund

Martin Currie International Unconstrained Equity Fund

Martin Currie SMASh Series EM Fund

QS Global Market Neutral Fund

QS International Equity Fund

QS Strategic Real Return Fund

QS U.S. Small Capitalization Equity Fund

Proxy Statement 4

Record date for all funds: March 9, 2020

Shareholder meeting date and time for all funds: Scheduled for June 5, 2020 at 9:00 a.m. (Eastern time)

BrandywineGLOBAL— Global Income Opportunities Fund Inc.

Clarion Partners Real Estate Income Fund Inc.

ClearBridge Energy Midstream Opportunity Fund Inc.

ClearBridge MLP and Midstream Fund Inc.

ClearBridge MLP and Midstream Total Return Fund Inc.

LMP Capital and Income Fund Inc.

Western Asset Corporate Loan Fund Inc.

Western Asset Emerging Markets Debt Fund Inc.

Western Asset Global Corporate Defined Opportunity Fund Inc.

Western Asset Global High Income Fund Inc.

Western Asset High Income Fund II Inc.

Western Asset High Income Opportunity Fund Inc.

Western Asset High Yield Defined Opportunity Fund Inc.

Western Asset Intermediate Muni Fund Inc.

Western Asset Investment Grade Defined Opportunity Trust Inc.

Western Asset Managed Municipals Fund Inc.

Western Asset Middle Market Debt Fund Inc.

Western Asset Middle Market Income Fund Inc.

Western Asset Mortgage Opportunity Fund Inc.

Western Asset Municipal Defined Opportunity Trust Inc.

Western Asset Municipal High Income Fund Inc.

Western Asset Municipal Partners Fund Inc.

Western Asset Variable Rate Strategic Fund Inc.

Proxy Statement 5

Record date for both funds: May 22, 2020

Shareholder meeting date and time for all funds: Scheduled for July 14, 2020 at 9:00 a.m. (Eastern time)

Western Asset Inflation"Linked Income Fund

Western Asset Inflation"Linked Opportunities & Income Fund

***

This document is provided for Internal Use Only and should not be distributed externally in electronic or hard copy form without explicit approval from LMIS Compliance. Doing so would violate LMIS policy.